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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 12, 1998


                        NEIMAN MARCUS FUNDING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


               33-88098                               04-2354838
               --------                               ----------
       (Commission File Number)         (I.R.S. Employer Identification Number)




                        Neiman Marcus Funding Corporation
                                 1201 Elm Street
                               Dallas, Texas 75201
                                 (214) 761-2300
               (Address, including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Office)




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ITEM 5:  OTHER EVENTS

      The Monthly Servicer's Certificate for the Monthly Period ended December 31, 1997 with respect to both the 7.60% Class A Asset Backed Certificates, Series 1995-1 and the 7.75% Class B Asset Backed Certificates, Series 1995-1, issued by The Neiman Marcus Group Credit Card Master Trust, was distributed January 12, 1998.

      The above described Monthly Servicer's Certificate is filed as Exhibit 99 to this Report.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 12, 1998

                                        NEIMAN MARCUS FUNDING CORPORATION


                                        By: /s/ Paul F. Gibbons
                                            -----------------------------------
                                            Name: Paul F. Gibbons
                                            Title: Vice President and Treasurer






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                                  EXHIBIT INDEX
                                  -------------



 EXHIBIT                                                        SEQUENTIALLY
 NUMBER                            DESCRIPTION                  NUMBERED PAGE
 ------                            -----------                  -------------


   99                           Monthly Servicer's                    4
                                Certificate for the
                                Monthly Period ended
                                December 31, 1997